UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                _______________

                                    FORM 8-K
                                _______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     September 8, 2005 (September 8, 2005)
                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                                _______________
                       AMERICA WEST HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                _______________

          Delaware                    1-12649                    86-0847214
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

               111 West Rio Salado Parkway, Tempe, Arizona 85281
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (480) 693-0800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                _______________

                          AMERICA WEST AIRLINES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                _______________

       Delaware                        0-12337                  86-0418245
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)       (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

           4000 E. Sky Harbor Boulevard, Phoenix, Arizona 85034-3899 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (480) 693-0800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                _______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

         On September 8, 2005, America West Holdings Corporation ("America West Holdings") and US Airways Group, Inc. ("US Airways Group") issued a news release announcing new members for the board of directors of US Airways Group following confirmation of US Airways Group's Plan of Reorganization and completion of the planned merger of the two companies.

         The Agreement and Plan of Merger dated as of May 19, 2005, as amended (the "Merger Agreement"), among US Airways Group, America West Holdings and Barbell Acquisition Corp., provides that the board of directors of US Airways Group following the completion of the merger will consist of 13 directors and specifies the method of designation of the various directors. In accordance with the Merger Agreement, the board of directors of US Airways Group following confirmation of US Airways Group's Plan of Reorganization and the completion of the merger is expected to consist of the following individuals, designated as indicated below:

     o W. Douglas Parker, who will serve as Chairman of the Board, as provided in the Merger Agreement;

     o Bruce R. Lakefield, who will serve as Vice Chairman of the Board, as provided in the Merger Agreement;

     o Five directors designated by America West Holdings, who will be Herbert M. Baum, Richard C. Kraemer, Denise M. O'Leary, Richard P. Schifter and J. Steven Whisler;

     o Three directors designated by US Airways Group, who will be Cheryl G. Krongard, Hans Mirka and George M. Philip; and

     o    Three directors designated by the equity investors as follows:
          -    Richard Bartlett, designated by Eastshore Aviation, LLC;
          -    Robert A. Milton, designated by ACE Aviation Holdings, Inc.; and
          -    Edward L. Shapiro, designated by PAR Investment Partners, L.P.

         The three individuals designated by the equity investors are expected to be appointed to the board of directors two business days following the closing of the merger, in accordance with the stockholders agreement to be entered into among the equity investors and US Airways Group in connection with the closing of the merger. All other individuals will become members of the board of directors immediately upon the effectiveness of the merger and of US Airways Group's Plan of Reorganization pursuant to the terms of the Merger Agreement and the Plan of Reorganization. A copy of the news release is filed as Exhibit 99 to this Form 8-K.


                           FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the companies' outlook, expected fuel costs, the RASM environment, and the companies' respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group (together, the "companies"), including future financial and operating results, the companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West Holdings' and US Airways Group's management and are subject to significant risks and uncertainties that could cause the companies' actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways Group, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways Group's ability to continue as a going concern; US Airways Group's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways Group to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways Group to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways Group to obtain and maintain normal terms with vendors and service providers; US Airways Group's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways Group's liquidity or results of operations; the ability of US Airways Group to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways Group to fund and execute its business plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies' reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways Group ultimately confirmed, can affect the value of the US Airways Group's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West Holdings and US Airways Group are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.

                  ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger transaction, US Airways Group has filed a Registration Statement on Form S-4 (Registration No. 333-126162), which includes a proxy statement of America West Holdings, and other documents with the Securities and Exchange Commission. The proxy statement/prospectus was mailed to stockholders of America West Holdings after the registration statement was declared effective by the SEC on August 11, 2005. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of the registration statement and proxy statement/prospectus as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC's Web site. Free copies of America West Holdings' SEC filings are also available on America West Holdings' Web site at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group's SEC filings are also available on US Airways Group's Web site at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22227.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.


                        PARTICIPANTS IN THE SOLICITATION

America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings' stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, is set forth in the registration statement and proxy statement and other materials filed with the SEC in connection with the proposed transaction.


Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number           Description
------           -----------

99               News release dated September 8, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           America West Holdings Corporation


Dated:  September 8, 2005                  By:  /s/ Derek J. Kerr
                                                ---------------------------
                                                Derek J. Kerr
                                                Senior Vice President and Chief
                                                Financial Officer


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           America West Airlines, Inc.


Dated:  September 8, 2005                  By: /s/ Derek J. Kerr
                                               ----------------------------
                                               Derek J. Kerr
                                               Senior Vice President and Chief
                                               Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number             Description
------             -----------

99                 News release dated September 8, 2005